UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009 (February 25, 2009)
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     The response to this item is included in Item 3.02 Unregistered Sales of Equity Securities below and is incorporated herein by reference in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The response to this item is included in Item 3.02 Unregistered Sales of Equity Securities below and is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.
     As reported in the press release attached as Exhibit 99.6, on February 25, 2009, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”) affiliated with Randal J. Kirk, the Chairman of the Company’s Board of Directors, to issue and sell (i) unsecured convertible notes of the Company (the “Notes”), in an aggregate principal amount of $50,000,000, bearing interest at a rate of 9.72% per year and maturing on February 25, 2017, and (ii) warrants (the “Warrants”) to purchase an aggregate of 3,055,300 shares of the Company’s common stock. The sale of securities was consummated on February 25, 2009 (the “Closing Date”).
     The principal on the Notes convert, at the Investors’ discretion, into the Company’s common stock at a fixed price of $8.1825 per share, equaling the closing bid price of the Company’s common stock on the Nasdaq Global Market on the Closing Date plus $0.0625 per share. Interest on the Notes is payable on each yearly anniversary of the Closing Date, with the first interest payment due on February 25, 2010.
     One half of the Warrants have an exercise price of $8.12, equaling the closing bid price of the Company’s common stock on the Nasdaq Global Market on the Closing Date (the “Common Stock Purchase Warrants (Series A)”), and the other half of the Warrants have an exercise price of $9.744, equaling a 20% premium to the closing bid price of the common stock on the Nasdaq Global Market on the Closing Date (the “Common Stock Purchase Warrants (Series B)”). The Warrants are exercisable at any time six months after the Closing Date (the “Initial Exercise Date”) through the close of business on the fifth anniversary of the Initial Exercise Date. The conversion price of the Notes and the exercise price of the Warrants are subject to adjustment in the event of a stock dividend or split, reorganization, recapitalization or similar event of the Company.
     The Investors may require the Company to redeem all or any portion of the Notes upon the occurrence of an event of default, which includes, the suspension from trading or failure of the Company’s common Stock to be listed on the Nasdaq Global Market for a period of five consecutive trading days or for more than an aggregate of ten trading days in any 365-day period, the failure of the Company to convert the Notes in accordance with their terms, the failure of the Company to make any payment due under the Notes, any default under or acceleration prior to maturity of any indebtedness of the Company that exceeds $250,000, the occurrence of certain bankruptcy events with respect to the Company, a final judgment or judgments for the payment of money aggregating in excess of $250,000 rendered against the Company or any of its subsidiaries and which judgments are not discharged with 60 days, the occurrence of a material breach (subject to cure) of a representation, warranty, covenant or other term or condition of the Company under the Securities Purchase Agreement, Registration Rights Agreement, Notes Warrants, or the commencement by the Securities and Exchange Commission (the “SEC”) of a formal investigation or enforcement action of the Company and/or its subsidiaries.
     The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors to register the resale of the shares of common stock issuable upon conversion of the Notes or exercise of the Warrants. Subject to the terms of the Registration Rights Agreement, the Company is required to file the registration statement with the SEC within 75 days of the Closing Date, to use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 (the “Act”) as promptly as possible after the filing thereof, and to use its best efforts to keep the registration statement continuously effective under the Act until all the registrable securities covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144 of the Act.
     The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the Investors were accredited investors and/or qualified institutional buyers, the Investors had access to information about the Company and their investment, the Investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.
     The Company did not use a placement agent in connection with the private placement.
     The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Notes and the Warrants are not complete and are qualified in their entirety by reference to the forms of Securities Purchase Agreement, Registration Rights Agreement, Form of Note, Common Stock Purchase Warrant (Series A) and Common Stock Purchase Warrant (Series B), which are filed as Exhibit 99.1 through Exhibit 99.5 hereto and are incorporated herein by reference. The forms of Securities Purchase Agreement, Registration Rights Agreement, Form of Note, Common Stock Purchase Warrant (Series A) and Common Stock Purchase Warrant (Series B) have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

99.1.	Form of Securities Purchase Agreement, dated February 25, 2009.

99.2	Form of Registration Rights Agreement, dated February 25, 2009.

99.3	Form of Note, dated February 25, 2009.

99.4	Form of Common Stock Purchase Warrant (Series A), dated February 25, 2009.

99.5	Form of Common Stock Purchase Warrant (Series B), dated February 25, 2009.

99.6	Press Release, dated February 26, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: February 26, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Securities Purchase Agreement, dated February 25, 2009. Filed herewith.

99.2	Form of Registration Rights Agreement, dated February 25, 2009. Filed herewith.

99.3	Form of Note, dated February 25, 2009. Filed herewith.

99.4	Form of Common Stock Purchase Warrant (Series A), dated February 25, 2009. Filed herewith.

99.5	Form of Common Stock Purchase Warrant (Series B), dated February 25, 2009. Filed herewith.

99.6	Press Release, dated February 26, 2009. Filed herewith.